Exhibit 10.4

GUARANTY AGREEMENT

This Guaranty (“Guaranty Agreement”) is made and executed as of this 8th day of September 2016 by PROTEA BIOSCIENCES, INC., a Delaware corporation (“Guarantor”), having its principal place of business at 1311 Pineview Drive, Suite 501, Morgantown, WV 26505, in favor of __________, (“Lender”), having its principal place of business at _______________________________________.

BACKGROUND

A.       The Lender has provided to the PROTEA BIOSCIENCES GROUP, INC., a Delaware corporation (the “Company”) a $650,000 loan (the “Loan”), evidenced by a 10% original issue discount secured promissory note in $720,000 principal face amount due October 15, 2016 (the “Note”) and, unless otherwise expressly defined in this Agreement, all capitalized terms when used herein, shall have the same meanings as they are defined in the Note;

B.       The Guarantor is a wholly owned subsidiary of the Company and will derive a material benefit from the proceeds of the Loan.

C.       The Guarantor has agreed to provide the Secured Party with a full recourse guaranty for the prompt payment and performance of all Obligations of the Company, as set forth in this Guaranty Agreement.

D.       In order to induce the Lender to enter into the financing arrangements with, and make loans and extend credit to the Company, Guarantor undertakes and agrees as set forth below.

1.       Obligations Guaranteed. To induce Lender to enter into the Transaction Documents and consider extending the Loan to the Company, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Guarantor, intending to be legally bound hereby, absolutely and unconditionally guarantees and becomes surety for the payment and performance when due (at maturity, upon acceleration, or otherwise) of all of the debts and obligations of the Company of every kind or nature, whether joint or several, due or to become due, absolute or contingent, now existing or hereafter arising, and whether principal, interest, fees, costs, expenses or otherwise, and arising under the Transaction Documents or otherwise (including without limitation any interest and/or expenses accruing following the commencement of any insolvency, receivership, reorganization or bankruptcy case or proceeding relating to the Company, whether or not a claim for post-petition interest and/or expenses is allowed in such case or proceeding) (collectively, the “Obligations”). Guarantor shall also pay or reimburse Lender on demand for all costs and expenses, including without limitation attorneys’ fees, incurred by the Lender at any time to enforce, protect, preserve, or defend the Lender’s rights hereunder and with respect to any property securing this Guaranty. All payments hereunder shall be made in lawful money of the United States, in immediately available funds. Unless otherwise defined herein, all capitalized terms shall have the respective meanings given to such terms in the Note.

2.       Representations and Warranties. Guarantor represents and warrants that:

(a)       Guarantor’s execution and performance of this Guaranty shall not (i) violate or result in a default or breach (immediately or with the passage of time) under any contract, agreement or instrument to which Guarantor is a party, or by which Guarantor or any asset of Guarantor is bound, (ii) violate or result in a default or breach under any order, decree, award, injunction, judgment, law, regulation or rule, (iii) cause or result in the imposition or creation of any lien or other encumbrance upon any property or asset of Guarantor, or (iv) violate or result in a breach of the articles of incorporation or bylaws of Guarantor.

(b)       Guarantor has the full power and authority to enter into and perform under this Guaranty, which has been authorized by all necessary corporate action on behalf of Guarantor.

(c)       No consent, license or approval of, or filing or registration with, any governmental authority is necessary for the execution and performance hereof by Guarantor.

(d)       This Guaranty constitutes the valid and binding obligation of Guarantor enforceable in accordance with its terms.

(e)       This Guaranty promotes and furthers the business and interests of Guarantor and the creation of the obligations hereunder will result in direct financial benefit to Guarantor.

3.       Guarantor Acknowledgements.

(a)       Guarantor hereby waives notice of (i) acceptance of this Guaranty, (ii) the existence or incurring from time to time of any Obligations guaranteed hereunder, (iii) nonpayment, the existence of any Event of Default, Termination Event, the making of demand, or the taking of any action by Lender under the Transaction Documents, and (iv) default and demand hereunder.

(b)       Guarantor acknowledges that Guarantor (i) has examined or had the opportunity to examine the Transaction Documents and related agreements and (ii) waives any defense which may exist resulting from Guarantor’s failure to receive or examine at any time the Transaction Documents or any amendments, supplements, restatements or replacements therefor.

(c)       Guarantor acknowledges that it shall not do anything to impede or interfere in any manner with the normal collection and payment of Advances, pursuant to the Obligations under the Transaction Documents.

(d)       Guarantor acknowledges that in entering into this Guaranty, Guarantor is not relying upon any statement, representation, warranty or opinion of any kind from Lender as to the present or future financial condition, performance, assets, liabilities or prospects of the Company or as to any other matter.

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4.       Lender Actions. Guarantor hereby consents and agrees that Lender may at any time or from time to time in Lender’s discretion (a) extend or change the time of payment and/or change the manner, place or terms of payment of any or all Obligations, (b) amend, supplement, restate or replace the Transaction Documents or any related agreements, (c) renew or extend any financing now or hereafter reflected by the Transaction Documents or the maturity thereof or increase (without limit of any kind and whether related or unrelated) or decrease loans and extensions of credit to Company, (d) modify the terms and conditions under which loans and/or extensions of credit may be made to Company, (e) settle, compromise or grant releases for liabilities of the Company, and/or any other Person or Persons liable with Guarantor for, any Obligations, (f) exchange, compromise, release or surrender, or subordinate or release any lien on, any property (including any collections therefrom or proceeds thereof) of the Company or any other Person or Persons now or hereafter securing any of the Obligations, and (g) apply any and all payments and proceeds of any property of any Person securing any or all of the Obligations received by Lender at any time against the Obligations in any order as Lender may determine; all of the foregoing in such manner and upon such terms as Lender may see fit, and without notice to or further consent from Guarantor, who hereby agrees to be and shall remain bound upon this Guaranty notwithstanding any such action on Lender’s part.

5.       Scope of Guaranty. The Guaranty is an agreement of suretyship and a guaranty of payment and not of collection. The liability of Guarantor hereunder is absolute, primary, unlimited and unconditional and shall not be reduced, impaired or affected in any way by reason of (a) any failure to obtain, retain or preserve, or the lack of prior enforcement of, any rights against any Person or Persons liable for the Obligations (including Company and Guarantor) or in any property, (b) the invalidity, unenforceability or voidability of any Obligations or any liens or rights in any property pledged by any Person or Persons, (c) any delay in making demand upon Company or any delay in enforcing, or any failure to enforce, any rights against Company or any other Person or Persons liable for any or all of the Obligations or in any property pledged by any Person or Persons, even if such rights are thereby lost, (d) any failure, neglect or omission on Lender’s part to obtain, perfect or continue any lien upon, protect, exercise rights against, or realize on, any property of the Company, Guarantor or any other party securing the Obligations, (e) the existence or nonexistence of any defenses which may be available to the Company with respect to the Obligations, (f) the granting of any waiver or forbearance at any time and for any period with respect to any performance by Company or any Event of Default or Termination Event under the Transaction Documents, (g) the commencement of any bankruptcy, reorganization, liquidation, dissolution or receivership proceeding or case filed by or against Company or any Guarantor or (h) any other fact, event, condition or omission which may give rise to a suretyship defense. Guarantor promises and undertakes to make all payments hereunder free and clear of any deduction, offset, defense, claim or counterclaim of any kind.

6.       Reinstatement. If any or all payments or proceeds of property securing any or all of the Obligations made from time to time to Lender with respect to any obligation hereby guaranteed are at any time recovered from, or repaid by, Lender in whole or in part in any bankruptcy, reorganization, receivership, insolvency or similar case or proceeding instituted by or against Company, this Guaranty shall continue to be fully applicable to (or, as the case may be, reinstated to be applicable to) such obligation to the same extent as if the recovered or repaid payment(s) or proceeds had never been originally paid to the Lender.

7.       Cumulative Remedies. All rights and remedies hereunder and under the Transaction Documents, and related agreements, are cumulative and not alternative, and Lender may proceed in any order from time to time against Company, Guarantor and/or any other Person or Persons liable for any or all of the Obligations and their respective assets. Lender shall not have any obligation to proceed at any time or in any manner against, or exhaust any or all of Lender’s rights against, Company or any other Person or Persons liable for any or all of the Obligations prior to proceeding against Guarantor hereunder.

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8.       Subrogation. Any and all rights of any nature of Guarantor to subrogation, reimbursement or indemnity and any right of Guarantor to recourse to any assets or property of, or payment from, Company or any other Person or Persons liable for any or all of the Obligations as a result of any payments made or to be made hereunder for any reason shall be unconditionally subordinated to all of Lender’s rights under the Transaction Documents and Guarantor shall not at any time exercise any of such rights unless and until all of the Obligations have been unconditionally paid in full. Any payments received by Guarantor in violation of this Section 8 shall be held in trust for and immediately remitted to Lender.

9.       Lender Records. The Lender’s books and records of any and all of the Obligations, absent manifest error, shall be prima facie evidence against Guarantor of the indebtedness owing or to become owing to Lender hereunder.

10.       Continuing Surety. This Guaranty shall constitute a continuing surety obligation with respect to all Obligations from time to time incurred or arising and shall continue in effect until all Obligations are indefeasibly paid and satisfied and the liability of Guarantor under this Guaranty may not be revoked or terminated.

11.       Setoff. Guarantor agrees that Lender shall have a right of setoff against any and all property of Guarantor now or at any time in Lender’s possession, including without limitation deposit accounts, and the proceeds thereof, as security for the obligations of Guarantor hereunder.

12.       Acceleration. If an Event of Default or Termination Event occurs and is continuing, then all of Guarantor’s liabilities of every kind or nature to Lender hereunder shall, at Lender’s option, become immediately due and payable and Lender may at any time and from time to time, at Lender’s option (regardless of whether the liability of the Company or any other Person or Persons liable for any or all of the Obligations has matured or may then be enforced), take any and/or all actions and enforce all rights and remedies available hereunder or under applicable law to collect Guarantor’s liabilities hereunder.

13.       Enforcement Timing. Failure or delay in exercising any right or remedy against Guarantor hereunder shall not be deemed a waiver thereof or preclude the exercise of any other right or remedy hereunder. No waiver of any breach of any provision of this Guaranty shall be construed as a waiver of any subsequent breach or of any other provision.

14.       Confession.

(a)       GUARANTOR HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS ANY ATTORNEY(S) OR THE CLERK OF ANY COURT OF RECORD IN THE STATE OF NEW YORK, DELAWARE OR WEST VIRGINIA, FOLLOWING THE OCCURRENCE OF AN EVENT OF DEFAULT, TO APPEAR FOR GUARANTOR IN ANY SUCH COURT, WITH OR WITHOUT DECLARATION FILED, AS OF ANY TERM OR TIME, AND CONFESS OR ENTER JUDGMENT AGAINST GUARANTOR IN LENDER’S FAVOR FOR ALL OBLIGATIONS DUE OR TO BECOME DUE BY GUARANTOR HEREUNDER, WITH COSTS OF SUIT, RELEASE OF ERRORS AND FIFTEEN PERCENT (15%) OF SUCH SUMS ADDED AS REASONABLE ATTORNEYS’ FEES; AND FOR THE PURPOSE HEREOF A COPY OF THIS AGREEMENT SHALL BE SUFFICIENT WARRANTY. SUCH AUTHORITY AND POWER SHALL NOT BE EXHAUSTED BY ANY EXERCISE THEREOF AND JUDGMENT MAY BE CONFESSED FROM TIME TO TIME HEREUNDER AS LENDER MAY DETERMINE.

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(b)       GUARANTOR, BEING FULLY AWARE OF THE RIGHT TO NOTICE AND A HEARING CONCERNING THE VALIDITY OF ANY AND ALL CLAIMS THAT MAY BE ASSERTED AGAINST GUARANTOR BY LENDER BEFORE A JUDGMENT CAN BE ENTERED HEREUNDER OR BEFORE EXECUTION MAY BE LEVIED ON SUCH JUDGMENT AGAINST ANY AND ALL PROPERTY OF GUARANTOR, HEREBY KNOWINGLY, VOLUNTARILY AND UNCONDITIONALLY WAIVES THESE RIGHTS AND AGREES AND CONSENTS TO JUDGMENT BEING ENTERED BY CONFESSION IN ACCORDANCE WITH THE TERMS HEREOF AND EXECUTION BEING LEVIED ON SUCH JUDGMENT AGAINST ANY AND ALL PROPERTY OF GUARANTOR, IN EACH CASE WITHOUT FIRST GIVING NOTICE AND THE OPPORTUNITY TO BE HEARD ON THE VALIDITY OF THE CLAIM OR CLAIMS UPON WHICH SUCH JUDGMENT IS ENTERED.

15.       Successors and Assigns. This Guaranty shall (a) be legally binding upon Guarantor, and Guarantor’s successors and assigns, provided that Guarantor’s obligations hereunder may not be delegated or assigned without Lender’s prior written consent and (b) benefit any and all of Lender’s successors and assigns. Lender may assign its rights under this Guaranty without notice to or consent from Guarantor.

16.       Entire Agreement. This Guaranty and the Transaction Documents embody the whole agreement and understanding of the parties hereto relative to the subject matter hereof. No modification or waiver of any provision hereof shall be enforceable unless approved by Lender in writing.

17.       Governing Law, Submission to Jurisdiction and Waiver of Jury Trial. THIS AGREEMENT, AND ALL MATTERS ARISING HEREUNDER OR RELATING HERETO, SHALL IN ALL RESPECTS BE INTERPRETED, CONSTRUED AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK. GUARANTOR IRREVOCABLY KNOWINGLY AND VOLUNTARILY (I) SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSES OF ANY LITIGATION OR PROCEEDING HEREUNDER OR CONCERNING THE TERMS HEREOF AND (II) WAIVES THE RIGHT TO A JURY TRIAL WITH RESPECT TO ANY LITIGATION, CLAIMS OR PROCEEDING HEREUNDER OR CONCERNING THE TERMS HEREOF OR OTHERWISE IN CONNECTION WITH GUARANTOR’S DEALINGS WITH LENDER.

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18.       Notices.

(a)       In any action or proceeding brought by Lender to enforce the terms hereof, Guarantor waives personal service of the summons, complaint, and any motion or other process, and agrees that notice thereof may be served (i) in person, (ii) by registered or certified mail, return receipt requested, or (iii) by nationally recognized overnight courier (in the case of (i) above, on the date of delivery; in the case of (ii) above, three (3) days after deposit in the U.S. Mail; and in the case of (iii) above, one (1) day after delivery to the courier). Service may be made at the address of Guarantor set forth in the Preamble hereto or such other address at which Guarantor is then located.

(b)       Any and all notices which may be given to Guarantor by Lender hereunder shall be sent to Guarantor at the address of Guarantor set forth in the Preamble hereto (or such other address at which Guarantor is then located) and shall be deemed given to and received by Guarantor if sent by facsimile transmission or e-mailed or if sent in the manner provided for service of process in Section 18(a) above. Notices sent by facsimile or e-mail shall be deemed received on the date sent. Notices otherwise sent shall be deemed received on the applicable date(s) provided for receipt of service of process under Section 18(a) above.

19.       Maximum Liability. To the extent that applicable law otherwise would render the obligations of Guarantor hereunder invalid or unenforceable, Guarantor shall nevertheless remain liable hereunder; provided however that Guarantor’s obligations shall be limited to the maximum amount which does not result in such invalidity or unenforceability. Notwithstanding the foregoing, Guarantor’s obligations hereunder shall be presumptively valid and enforceable to their fullest extent in accordance with the terms of this Guaranty, as if this Section 19 were not a part of this Guaranty.

20.       Severability. The invalidity or unenforceability of any provision hereof shall not affect the remaining provisions which shall remain in full force and effect.

21. Definitions. Unless otherwise expressly defined in this Agreement, all capitalized terms used herein shall have the same meaning as assigned to them in the Note.

[SIGNATURES APPEAR ON FOLLOWING PAGE]

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THIS GUARANTY is dated the date and year first above written.

CONSENTED AND AGREED TO
this 8th day of September 2016

PROTEA BIOSCIENCES, INC.

By:
Name:	Stephen Turner
Title:	Chief Executive Officer